UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-22046

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Stockholders

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. Ticker Symbol: DRP

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment and Cash Purchase Plan

click here Stockholder Meeting Results

click here Account Management Resources

click here Privacy Statement

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. In addition, investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Average Annual Returns as of 6/30/08
	6-Month‡	1-Year	Life of Fund*
Based on Net Asset Value(a)	-14.44%	-22.97%	-22.87%
Based on Market Value(a)	-8.50%	-32.61%	-32.27%
UBS Global Real Estate Investors (US Hedged) Index(b)	-12.40%	-23.69%	-23.69%
Lipper Closed-End Real Estate Funds Category(c)	-11.58%	-26.85%	-26.85%

Sources: UBS and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 6/30/08	As of 12/31/07
Net Asset Value	$ 13.30	$ 16.46
Market Price	$ 12.21	$ 14.13

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Six months as of 6/30/08: Income Dividends	$ .80
Lipper Rankings — Closed-End Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	28	35

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

* The Fund commenced operations on June 27, 2007. Index comparison began on June 30, 2007.
a Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
b The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type, and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
c The Lipper Closed-End Real Estate Funds Category represents Funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Real Estate Funds Category. Category returns assume reinvestment of all distributions. It's not possible to invest directly into a Lipper category.

Portfolio Management Review

In the following interview, Lead Portfolio Manager John F. Robertson discusses investment results for DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. as well as the outlook for and the fund's positioning within the four regions of the global real estate market.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform over the semiannual period?

A: For the first six months of 2008, real estate securities prices continued to be volatile, as bargain hunters snapped up depressed European issues for a time while Asian real estate stocks were hit hard by the dimming prospects for the global economy. As oil and food prices increased dramatically in May and June, real estate securities that had rebounded earlier in 2008 sold off sharply. For its semiannual period ended June 30, 2008, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. returned -14.44% on a net asset value basis. (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) For the same period, the fund's benchmark, the UBS Global Real Estate Investors (US Hedged) Index returned -12.40%.1 Based on market price, the fund posted a -8.50% return. The fund had a closing value of $12.21 per share based on market price ($13.30 per share based on net asset value) as of June 30, 2008.

1 The UBS Global Real Estate Investors (US Hedged) Index is an unmanaged index that allows investors to track the performance of global real estate securities based by investor, asset type and region. The index is calculated using closing market prices and translates into US dollars by S&P. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Would you describe the process that the investment team uses in managing DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.?

A: In constructing the fund's investment portfolio, the managers employ a disciplined two-step process. First, they select sectors and geographic regions in which to invest, and determine the degree of representation of these sectors and regions through a systematic evaluation of public and private property market trends and conditions. Second, the managers use an in-house valuation process to identify investments that they believe have superior income and growth potential relative to other similar real estate issues. This process examines several factors, including property values of the issuer's holdings, a company's capital structure and its management and strategy. The managers seek to identify global real estate investments that they believe will provide superior returns, focusing on companies with strong cash flow growth potential and the capacity for sustained dividend increases. To find these issuers, the investment team tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes the performance of various property types within those regions.

Consistent with the investment objective of high current income, the fund employs a global portable alpha strategy to seek to generate additional return. This strategy attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. The global portable alpha strategy is implemented through the use of derivatives, primarily futures, forwards and swap contracts, and the return from these holdings is expected to have a low correlation to the fund's real estate securities holdings.2 Additionally, from time to time we may hedge the foreign currency exposure of the fund's real estate securities holdings (or remove hedges already in place). Such hedging can to some extent forgo the possible appreciation that would occur if a given foreign currency appreciated compared with the US dollar. The fund's exposure to currency fluctuations is subject to change over time.

2 Correlation is a measure of how closely two variables move over time.

Q: Would you discuss the investment environment and performance of the four regions the fund covers — North America, Europe, Australia and Asia?

A: During early 2008, European real estate rebounded strongly as value investors searched for bargains in that region. However, those same securities were generally punished by investors during the second quarter as economic weakness, combined with resurgent inflation in Europe, darkened the near-term outlook for those markets. The UK market was particularly hard hit as the London office sector continues to suffer in the wake of the worldwide freeze-up of the credit markets that has negatively affected a large number of financial firms. In North America, real estate issues generally declined in the early part of the year, but recovered late in the first quarter and in April amid sentiment that commercial real estate securities were oversold. However, as oil and food prices continued to increase, inflation concerns expanded dramatically, and many North American real estate stocks that had rebounded from earlier declines once again sold off during May and June.

In Asia and Australia, real estate shares declined in the first quarter as investors once again linked real estate companies with the prospects — now darkening — for the global economy. A flurry of bargain hunting in April then ensued, until late in the second quarter, when inflation reports for several Asian countries came in higher than previously forecast, causing real estate markets in the region to tumble.

Q: What is your outlook concerning the global real estate securities market in the coming months?

A: Despite recent volatility and increasing concern over rising food and fuel prices in Asia, we believe that real estate demand there — along with economic growth — will continue to be strong. In North America, we had expected to see a succession of news headlines highlighting private commercial market write-downs, but instead a lack of transactions has lessened risk within the private real estate market. In addition, segments of European real estate appear to be undervalued. For example, the environment for commercial real estate in the UK is so negative at the moment that bargain hunters are likely to pounce.

Our outlook for the real estate market worldwide remains guarded in the near term, based on investor concerns over rising crude oil and food production prices. One question for investors is how much inflationary pressures will affect consumers worldwide, and, in turn, various real estate sectors.

Going forward, we will continue to employ our globally strategic and locally bottom-up process, focusing on high-quality assets and markets that we believe have the best fundamental characteristics.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/08	12/31/07

Common Stocks	82%	82%
Preferred Stocks	9%	7%
Closed End Investment Companies	4%	5%
Government & Agency Obligations	4%	3%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/08	12/31/07

Diversified	45%	49%
Shopping Centers	18%	14%
Office	16%	14%
Industrials	5%	5%
Health Care	4%	3%
Hotels	3%	4%
Apartments	3%	4%
Regional Malls	3%	2%
Storage	2%	2%
Leisure Equipment & Products	1%	2%
Retail	—	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/08	12/31/07

North America	18%	20%
Asia	38%	38%
Europe	28%	25%
Australia	16%	17%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (27.3% of Net Assets)	Country	Percent
1. The Link REIT Owns and manages various shopping centers and parking spaces	Hong Kong	5.6%
2. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	4.0%
3. Unibail-Rodamco Investor and developer of real estate investments	France	3.6%
4. Nippon Building Fund, Inc. Invests in real estate and securitized real estate products	Japan	2.3%
5. CapitalMall Trust Owns and invests in shopping centers	Singapore	2.1%
6. Westfield Group Invests in, leases and manages shopping centers	Australia	2.0%
7. Japan Real Estate Investment Corp. Invests in securitized real estate products	Japan	2.0%
8. Ascendas Real Estate Investment Trust Owner of business and industrial properties	Singapore	1.9%
9. BioMed Realty Trust, Inc. Owns and provides real estate to the life sciences industry	United States	1.9%
10. Stockland A property trust which invests in and manages retail and commercial properties	Australia	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

(Ratios are shown as a percentage of Net Assets)

	Shares	Value ($)

Common Stocks 78.8%
Australia 12.7%
Abacus Property Group	75,427	82,173
Aspen Group	976,435	1,155,963
Becton Property Group	550,964	749,308
Compass Hotel Group Ltd.*	2,010,839	1,252,258
FKP Property Group	186,883	879,462
Galileo Japan Trust	1,186,000	454,415
Goodman Group	649,655	1,929,202
GPT Group	820,956	1,751,360
ING Industrial Fund (Unit)	932,576	1,393,119
ING Real Estate Community Living Group (Unit)	1,810,782	782,001
ING Real Estate Entertainment Fund (Unit)	1,298,140	809,448
Macquarie Leisure Trust Group	928,975	1,323,163
MFS Diversified Group	2,672,179	666,038
Stockland	567,707	2,928,547
Valad Property Group	1,189,823	762,324
Westfield Group*	207,101	3,226,647
(Cost $30,457,169)		20,145,428
Belgium 1.5%
Befimmo SCA	10,000	1,055,858
Cofinimmo	5,000	907,432
Warehouses De Pauw SCA	6,169	371,654
(Cost $2,417,773)		2,334,944
Canada 3.4%
Canadian Real Estate Investment Trust	90,800	2,606,370
H&R Real Estate Investment Trust (Unit)	161,050	2,842,895
(Cost $6,104,108)		5,449,265
China 0.4%
Shui On Land Ltd. (Cost $760,746)	823,500	680,940
Finland 1.4%
Sponda Oyj (Cost $3,358,637)	250,000	2,174,215
France 7.4%
Fonciere des Murs	30,000	1,082,985
Fonciere des Regions	20,000	2,436,928
Societe de la Tour Eiffel	20,000	2,360,352
Unibail-Rodamco	25,000	5,771,682
(Cost $12,765,971)		11,651,947
Hong Kong 9.8%
Champion Real Estate Investment Trust	5,120,000	2,367,561
Hongkong Land Holdings Ltd.	582,000	2,471,053
Kerry Properties Ltd.	346,500	1,815,545
The Link REIT	3,879,000	8,824,732
(Cost $16,422,736)		15,478,891
Japan 11.2%
AEON Mall Co., Ltd.	21,300	627,944
Japan Real Estate Investment Corp.	296	3,128,801
Japan Retail Fund Investment Corp.	134	771,115
Mitsubishi Estate Co., Ltd.	274,400	6,264,918
Nippon Building Fund, Inc.	311	3,651,310
Nippon Commercial Investment Corp.	518	1,454,318
Nomura Real Estate Office Fund, Inc.	257	1,927,424
(Cost $21,166,375)		17,825,830
Singapore 8.6%
Ascendas India Trust	1,347,000	896,663
Ascendas Real Estate Investment Trust	1,888,148	3,073,340
CapitaCommercial Trust	775,000	1,084,557
Capitaland Ltd.	466,000	1,957,273
CapitaMall Trust	1,501,953	3,306,793
Lippo-Mapletree Indonesia Retail Trust	1,400,000	558,475
Macquarie Prime REIT	1,770,000	1,341,548
Suntec Real Estate Investment Trust	1,330,000	1,332,481
(Cost $16,611,399)		13,551,130
Sweden 0.2%
Klovern AB (Cost $523,442)	127,500	394,553
United Kingdom 11.2%
Big Yellow Group PLC	80,000	456,254
British Land Co. PLC	100,000	1,401,832
Brixton PLC	200,000	956,134
Capital & Regional PLC	300,000	1,133,803
Conygar Investment Co. PLC*	140,000	411,317
Derwent London PLC	35,010	701,749
Equest Balkan Properties PLC	412,500	665,476
Great Portland Estates PLC	75,000	502,864
Hansteen Holdings PLC	500,000	966,047
Helical Bar PLC	150,000	879,051
Land Securities Group PLC	66,500	1,621,634
Local Shopping REIT PLC	600,000	813,626
London & Stamford Property Ltd.*	380,000	800,425
Mapeley Ltd.	50,000	1,292,416
NR Nordic & Russia Properties Ltd.	2,500,000	2,440,399
Segro PLC	230,000	1,790,046
Unite Group PLC	200,000	925,451
(Cost $22,763,941)		17,758,524
United States 11.0%
BioMed Realty Trust, Inc. (REIT)	66,700	1,636,151
BRE Properties, Inc. (REIT)	7,900	341,912
CBL & Associates Properties, Inc. (REIT)	33,950	775,418
Cogdell Spencer, Inc. (REIT)	42,300	687,375
DCT Industrial Trust, Inc. (REIT)	68,650	568,422
Developers Diversified Realty Corp. (REIT)	20,700	718,497
Duke Realty Corp. (REIT)	50,800	1,140,460
Extra Space Storage, Inc. (REIT)	55,300	849,408
General Growth Properties, Inc. (REIT)	31,550	1,105,196
Home Properties, Inc. (REIT)	18,500	889,110
Host Hotels & Resorts, Inc. (REIT)	66,950	913,868
Inland Real Estate Corp. (REIT)	80,350	1,158,647
Liberty Property Trust (REIT)	30,000	994,500
Mack-Cali Realty Corp. (REIT)	31,550	1,078,063
Medical Properties Trust, Inc. (REIT)	20,600	208,472
Omega Healthcare Investors, Inc. (REIT)	52,600	875,790
Senior Housing Properties Trust (REIT)	35,475	692,827
Simon Property Group, Inc. (REIT)	8,450	759,571
UDR, Inc. (REIT)	91,350	2,044,413
(Cost $19,744,527)		17,438,100
Total Common Stocks (Cost $153,096,824)		124,883,767

Closed End Investment Companies 3.8%
Canada 1.4%
Calloway Real Estate Investment Trust (Cost $2,724,601)	114,300	2,196,999
Luxembourg 0.9%
ProLogis European Properties (Cost $1,492,346)	1,423,762	1,423,762
Netherlands 1.0%
Nieuwe Steen Investments NV	50,000	1,295,158
Vastned Offices/Industrial NV	10,000	271,848
(Cost $1,735,185)		1,567,006
United Kingdom 0.5%
Kenmore European Industrial Fund Ltd. (Cost $922,911)	1,000,000	838,363
Total Closed End Investment Companies (Cost $6,875,043)		6,026,130

Preferred Stocks 8.5%
United States Real Estate Investment Trusts ("REITs")
Apartment Investment & Management Co., 8.0%, Series V	7,200	164,160
Ashford Hospitality Trust, 8.45%, Series D	43,350	770,871
BioMed Realty Trust, Inc., 7.375%, Series A	153,200	3,064,000
Corporate Office Properties Trust, 7.625%, Series J	46,400	1,006,880
Digital Realty Trust, Inc., 7.875%, Series B	18,800	396,116
Kilroy Realty Corp., 7.50%, Series F	18,600	409,665
LaSalle Hotel Properties, 7.25%, Series G	39,300	724,692
PS Business Parks, Inc., 6.70%, Series P	26,600	514,710
Public Storage, 6.625%, Series M	50,300	999,461
Public Storage, 7.25%, Series K	46,900	1,034,614
Regency Centers Corp., 7.25%, Series D	31,000	668,050
SL Green Realty Corp., 7.625%, Series C	31,100	693,686
Tanger Factory Outlet Centers, Inc., 7.50%, Series C	69,700	1,580,099
Taubman Centers, Inc., 7.625%, Series H	12,300	282,777
Taubman Centers, Inc., 8.0%, Series G	18,400	430,560
Vornado Realty Trust, 6.625%, Series I	17,400	337,734
Vornado Realty Trust, 6.75%, Series H	17,100	338,067
Total Preferred Stocks (Cost $16,058,598)		13,416,142
	Principal Amount ($)	Value ($)

Corporate Bonds 0.4%
Italy
Immobiliare Grande Distribuzione, 2.5%, 6/28/2012 (Cost $760,872)	600,000	697,639

Government & Agency Obligations 3.7%
US Treasury Obligation
US Treasury Bill, 1.08%**, 7/17/2008 (a) (Cost $5,814,208)	5,817,000	5,813,347
	Shares	Value ($)

Cash Equivalents 1.5%
Cash Management QP Trust, 2.49% (b) (Cost $2,313,313)	2,313,313	2,313,313
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $184,918,858)+	96.7	153,150,338
Other Assets and Liabilities, Net	3.3	5,233,393
Net Assets	100.0	158,383,731

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $185,150,616. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $32,000,278. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $752,214 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,752,492.
(a) At June 30, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
REIT: Real Estate Investment Trust.

At June 30, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	9/19/2008	49	5,678,475	5,644,827	(33,648)
10 Year US Treasury Note	9/19/2008	392	44,694,363	44,657,375	(36,988)
EOE Dutch Stock Index	7/18/2008	9	1,317,856	1,207,572	(110,284)
FTSE 100 Index	9/19/2008	58	6,839,634	6,524,980	(314,654)
Hang Seng Stock Index	7/30/2008	41	5,995,051	5,815,640	(179,411)
S&P Canada 60 Index	9/18/2008	27	4,738,127	4,587,114	(151,013)
S&P MIB 30 Index	9/19/2008	10	2,469,200	2,336,170	(133,030)
S&P Mini 500 Index	9/19/2008	75	5,104,214	4,804,125	(300,089)
SPI 200 Index	9/18/2008	16	2,060,615	1,991,307	(69,308)
United Kingdom Treasury Bond	9/26/2008	97	20,492,329	20,169,128	(323,201)
Total unrealized depreciation					(1,651,626)

At June 30, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Federal Republic of Germany Bond	9/8/2008	253	44,383,816	44,044,025	339,791
10 Year Japanese Government Bond	9/10/2008	14	17,713,212	17,858,455	(145,243)
2 Year Federal Republic of Germany Bond	9/8/2008	163	26,321,865	26,260,230	61,635
CAC 40 10 Euro Index	7/18/2008	115	8,532,195	8,046,390	485,805
DAX Index	9/19/2008	17	4,632,735	4,336,038	296,697
DJ Euro Stoxx 50 Index	9/19/2008	52	2,936,115	2,767,255	168,860
IBEX 35 Index	7/18/2008	3	607,072	564,630	42,442
Russell E Mini 2000 Index	9/19/2008	60	4,431,759	4,150,200	281,559
Topix Index	9/12/2008	41	5,397,721	5,090,973	306,748
Total net unrealized appreciation					1,838,294

At June 30, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	6,365,232	EUR	4,059,000	9/17/2008	107,066
USD	30,717,668	NOK	157,685,000	9/17/2008	459,963
USD	3,284,542	NZD	4,365,000	9/17/2008	37,746
USD	44,314,622	SGD	60,072,000	9/17/2008	358,160
Total net unrealized appreciation					962,935
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	2,957,000	USD	2,805,769	9/17/2008	(41,595)
CHF	25,734,000	USD	25,208,561	9/17/2008	(429,723)
DKK	17,845,000	USD	3,751,430	9/17/2008	(56,813)
GBP	5,064,000	USD	10,026,480	9/17/2008	(174,467)
HKD	19,388,000	USD	2,490,307	9/17/2008	(2,785)
SEK	20,526,000	USD	3,393,581	9/17/2008	(8,687)
Total net unrealized depreciation					(714,070)
Currency Abbreviations
AUD Australian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro Currency
GBP Pound Sterling
HKD Hong Kong Dollar
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value	Net Unrealized Appreciation on Other Financial Instruments++
Level 1 — Quoted Prices	$ 40,852,336	$ 186,668
Level 2 — Other Significant Observable Inputs	112,298,002	248,865
Level 3 — Significant Unobservable Inputs	—	—
Total	$ 153,150,338	$ 435,533
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as future contracts, forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $182,605,545)	$ 150,837,025
Investment in Cash Management QP Trust (cost $2,313,313)	2,313,313
Total investments, at value (cost $184,918,858)	153,150,338
Cash	13,517
Foreign currency, at value (cost $3,926,342)	3,930,678
Deposit with broker on open futures	502,158
Receivable for investments sold	276,586
Receivable for variation margin on open futures contracts	334,152
Unrealized appreciation on forward foreign currency exchange contracts	962,935
Interest receivable	22,324
Dividends receivable	1,240,875
Foreign taxes recoverable	65,778
Other assets	4,893
Total assets	160,504,234
Liabilities
Payable for investments purchased	1,143,992
Unrealized depreciation on forward foreign currency exchange contracts	714,070
Accrued management fee	124,007
Other accrued expenses and payables	138,434
Total liabilities	2,120,503
Net assets at value	$ 158,383,731
Net Assets Consist of
Accumulated distributions in excess of net investment income	(10,933,810)
Net unrealized appreciation (depreciation) on: Investments	(31,768,520)
Futures	186,668
Foreign currency	225,839
Accumulated net realized gain (loss)	(26,320,471)
Paid-in capital	226,994,025
Net assets at value	$ 158,383,731
Net Asset Value
Net Asset Value per common share ($158,383,731 ÷ 11,911,396 shares of common stock outstanding, $.01 par value, 100,000,000 common shares authorized)	$ 13.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income:
Dividends (net of foreign taxes withheld of $627,984)	$ 5,141,893
Interest	42,438
Interest — Cash Management QP Trust	58,331
Total income	5,242,662
Expenses: Management fee	801,064
Administration fee	89,007
Stock Exchange listing fees	6,188
Services to shareholders	5,650
Custodian fee	52,930
Professional fees	60,403
Directors' fees and expenses	5,889
Reports to shareholders	48,697
Other	72,825
Total expenses, before expense reductions	1,142,653
Expense reductions	(958)
Total expenses after expense reductions	1,141,695
Net investment income	4,100,967
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,103,200)
Futures	943,883
Foreign currency	(7,780,947)
(23,940,264)
Change in net unrealized appreciation (depreciation) on: Investments	(9,509,195)
Futures	(1,173,550)
Foreign currency	2,432,486
(8,250,259)
Net gain (loss)	(32,190,523)
Net increase (decrease) in net assets resulting from operations	$ (28,089,556)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Period Ended December 31, 2007+
Operations: Net investment income	$ 4,100,967	$ 3,332,748
Net realized gain (loss)	(23,940,264)	(3,194,510)
Change in net unrealized appreciation (depreciation)	(8,250,259)	(23,105,754)
Net increase (decrease) in net assets resulting from operations	(28,089,556)	(22,967,516)
Distributions to shareholders from: Net investment income	(9,576,762)	(7,976,460)
Fund share transactions: Offering costs from issuance of common shares	—	(475,000)
Proceeds from shares sold	—	226,812,501
Reinvestment of distributions	—	556,524
Net increase (decrease) in net assets from Fund share transactions	—	226,894,025
Increase (decrease) in net assets	$ (37,666,318)	$ 195,950,049
Net assets at beginning of period	196,050,049	100,000*
Net assets at end of period (including accumulated distributions in excess of net investment income of $10,933,810, and $5,458,015)	$ 158,383,731	$ 196,050,049
Other Information
Shares outstanding at beginning of period	11,911,396	5,236**
Shares issued	—	11,875,000
Shares issued to shareholders in reinvestment of distributions	—	31,160
Shares outstanding at end of period	11,911,396	11,911,396
+ For the period from June 27, 2007, (commencement of operations) to December 31, 2007.
* Initial Capital at June 27, 2007.
** Shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Period Ended December 31,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.46	$ 19.10[c]
Income (loss) from investment operations: Net investment income[d]	.34	0.29
Net realized and unrealized gain (loss)	(2.70)	(2.22)
Total from investment operations	(2.36)	(1.93)
Offering costs charged to paid-in capital	—	(.04)
Less distributions from: Net investment income	(.80)	(.67)
Net asset value, end of period	$ 13.30	$ 16.46
Market price, end of period	$ 12.21	$ 14.13
Total Return
Based on net asset value (%)[e]	(14.44)**	(10.16)**
Based on market price (%)[e]	(8.50)**	(26.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($000s)	158	196
Ratio of expenses (%)	1.28*	1.20*
Ratio of net investment income (%)	2.29f**	3.11*
Portfolio turnover rate (%)	34**	24**
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from June 27, 2007 (commencement of operations) to June 27, 2008.
[c] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
[d] Based on average shares outstanding during the period.
[e] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in the market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[f] The ratio for the six months ended June 30, 2008 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividends received may require year-end adjustments and reclassifications.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 100,000,000 shares, all of which are currently classified as Common Stock.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also invest in forward foreign currency exchange contracts as part of its global portable alpha strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency as part of its global portable alpha strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and where appropriate, deferred foreign taxes.

From November 1, 2007 through December 31, 2007, the Fund incurred approximately $2,391,000 of net realized capital losses and approximately $5,921,000 of passive foreign investment companies losses. As permitted by the tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2008.

The Fund has reviewed the tax positions as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is usually declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund has a policy to make a level distribution each quarter to shareholders. The Fund estimates that at times it will distribute more than its income, therefore, a portion of the distributions may be a return of capital.

The tax character of current year distributions will be determined at the end of the current fiscal year. Distribution notifications are posted on the Fund's website at www.dws-investments.com.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $58,933,926 and $68,683,270, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, subject at all times to the general supervision of the Fund's Board of Directors (the "Board").

Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day-to-day management of the portion of the Fund's investment portfolio invested in real estate securities, direct investments in preferred stocks and bonds and related investment activities, including management of cash assets, to RREEF America, L.L.C. (the "Investment Advisor"), also an indirect wholly owned subsidiary of Deutsche Bank AG and an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. Subject to the general supervision of the Board and the Investment Manager, the Investment Advisor is responsible for managing the real estate-related investment operations of the Fund and the composition of the Fund's holdings of securities and certain other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Management Fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily total managed assets, computed and accrued daily and payable monthly. Total managed assets equal the total asset value of the common shares plus the liquidation preference of Preferred Shares, if any, plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage).

Pursuant to investment subadvisory agreements between the Investment Advisor, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, indirect wholly owned subsidiaries of Deutsche Bank AG (collectively, the "subadvisors"), these entities act as subadvisors to the Investment Advisor in relation to the Fund's investments. As subadvisors, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisors manage the Fund's investments in specific foreign markets. The Investment Advisor pays each subadvisor for its services from the investment advisory fee it receives from the Investment Manager.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Investment Manager an annual fee ("Administration Fee") of 0.10% of the Fund's average daily total managed assets (calculated as described above under "Management Agreement"), computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Administration Fee was $89,007, of which $13,779 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Investment Manager and Investment Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DISC aggregated $6,308, all which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,188, of which $4,653 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $958 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). Each shareholder who has elected in writing to not participate in the Plan will receive all distributions in cash. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common stock or cash at the option of the stockholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value; or (b) 95% of the market price. If the market price per share of the Fund's common stock on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's common stock on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the common stock of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
210 West 10th Street
Kansas City, MO 64105
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's common stock is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the stockholder.

Non-US stockholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. US stockholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such stockholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the stockholder is incorrect; (iii) the IRS notifies the Fund that the stockholder is subject to back-up withholding; or (iv) the stockholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate stockholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Stockholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's stockholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Stockholder Meeting Results

The Annual Meeting of Stockholders of DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (the "Fund") was held on July 2, 2008. The following matter was voted upon by the Stockholders of the Fund.

1. The election of the following Class I Board Members to hold office for a term of three years and until their respective successors have been duly elected and qualified:

	Number of Votes:
	For	Withheld
John W. Ballantine	10,624,230	366,270
Henry P. Becton, Jr.	10,616,729	373,771
Dawn-Marie Driscoll	10,621,790	368,710
Paurl K. Freeman	10,623,211	367,289
Keith R. Fox	10,622,711	367,789

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "New York Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The Consolidated Board consists of nine members from the Fund's original New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Axel Schwarzer) and four members from the Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth). Prior to consolidation, three members of the Fund's original Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) resigned.

Account Management Resources

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Dividend Re-Investment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Auditors	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	DRP
CUSIP Number	23339T100

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0	n/a	n/a
February 1 through February 29	0	$0	n/a	n/a
March 1 through March 31	0	$0	n/a	n/a
April 1 through April 30	0	$0	n/a	n/a
May 1 through May 31	0	$0	n/a	n/a
June 1 through June 30	0	$0	n/a	n/a

Total	0	$0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2008